SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



Date of Report: July 24, 1998
(Date of earliest event reported)

Commission File No. 333-45021



                      Norwest Asset Securities Corporation
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        Delaware                                       52-1972128
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(State of Incorporation)                  (I.R.S. Employer Identification No.)

7485 New Horizon Way
Frederick, Maryland                                                 21703
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Address of principal executive offices                            (Zip Code)



                                 (301) 846-8881
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               Registrant's Telephone Number, including area code



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(Former  name,  former  address and former  fiscal year,  if changed  since last report)

ITEM 5. Other Events

     Attached as an exhibit are the Computational Materials (as defined in the no-action letter dated May 21, 1994 issued by the Securities and Exchange Commission to Kidder, Peabody Acceptance Corporation-I, Kidder, Peabody & Co. Incorporated and Kidder Structured Asset Corporation (the "Kidder Letter")) prepared by Greenwich Capital Markets, Inc., which are hereby filed pursuant to such letter.

ITEM 7.    Financial Statements and Exhibits

                    (c) Exhibits

Item 601(a)
of Regulation S-K
Exhibit No.                                      Description
-----------                                      -----------
         (99)(A) Computational Materials prepared by Bear, Stearns & Co. Inc. in connection with Norwest
                                   Asset   Securities   Corporation,    Mortgage
                                   Pass-Through Certificates, Series 1998-19


         (99)(B) Computational Materials prepared by Morgan Stanley & Co. Incorporated in connection with Norwest Asset Securities Corporation, Mortgage Pass- Through Certificates, Series 1998-19

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    NORWEST ASSET SECURITIES CORPORATION


July 24, 1998

                                    By:  /s/ B. David Bialzak
                                         --------------------
                                         B. David Bialzak
                                         Vice President

                                INDEX TO EXHIBITS



                                                                  Paper (P) or
Exhibit No.                         Description                  Electronic (E)
-----------                         -----------                  --------------

   (99)(A)        Computational  Materials  prepared  by  Bear,        P
                  Stearns & Co. Inc. in connection with Norwest
                  Asset   Securities   Corporation,    Mortgage
                  Pass-Through Certificates, Series 1998-19



   (99)(B)        Computational  Materials  prepared  by Morgan         P
                  Stanley & Co. Incorporated in connection with
                  Norwest   Asset    Securities    Corporation,
                  Mortgage  Pass-Through  Certificates,  Series
                  1998-19